SECURED NOTES	12 Months Ended
Dec. 31, 2025
SECURED NOTES
SECURED NOTES
9.	SECURED NOTES

On August 14, 2023, the Company participated in a brokered note offering completed by Maritime consisting of the issuance of non‐convertible senior secured notes (the “Notes”) and common share purchase warrants. The Notes had a maturity date of August 14, 2025 (the “Initial Maturity Date”). The Notes bore interest at a rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 6% per annum, payable quarterly in arrears.

Based on the business model in which the Notes are held and the characteristics of their contractual cash flows, the secured notes were classified as a financial instrument at FVTPL in accordance with IFRS 9 -Financial Instruments.

The issuance of the Notes included a 40% warrant coverage resulting in the Company receiving 15,324,571 warrants (“Warrants”). These warrants were classified by the Company as investments at FVTPL (Note 8).

9.	SECURED NOTES (continued)

The Company allocated the gross investment of $2,638,500 (US$1,960,000) to the Notes and warrants based on their respective fair values at initial recognition. At the time of issuance, the fair value of the Notes was $2,464,000 (US$1,830,300) and the fair value of the warrants was $174,500 (US$129,700).

On April 11, 2025, the Company sold the Notes for gross proceeds of $2,778,000 (US$2,000,000).

The following table illustrates the movement in the Company’s secured notes for the period from December 31, 2023 to December 31, 2025:

	Year ended December 31
	2025	2024
Carrying value, beginning of year	$2,817,554	$2,454,300
Revaluation of secured notes	(89,419)	140,786
Proceeds on disposal	(2,778,000)	—
Realized gain on disposal	49,865	—
Foreign exchange gain (loss)	—	222,468
	$—	$2,817,554

During the year ended December 31, 2025, the Company received $74,468 of interest income paid in common shares of Maritime on the secured notes (December 31, 2024 – $378,040 in cash).